EXHIBIT 23.2

               CONSENT OF ALLAN G. HUTCHISON, CPA, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-100453) of our report dated March 21, 2003 with respect to the consolidated financial statements of Quotemedia, Inc. included in the Annual Report (Form 10-KSB) for the year ended December31, 2002.

                                        /s/ Allan G. Hutchison, CPA

Phoenix, Arizona
March 21, 2003